SUMMARY OF PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2013
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

2. SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a) Basis of presentation

The consolidated financial statements have been prepared and presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The accompanying consolidated financial statements have been prepared assuming that we will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to generate cash flows from operations, and the Company’s ability to arrange adequate financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements.

The following factors raise doubt about our ability to continue as a going concern for the foreseeable future.

•                  The solar industry is being negatively impacted by a number of factors including excess capacity, reduction of government incentives in key solar markets, higher import tariffs and the European debt crisis. These factors have contributed to declining average selling prices (“ASP”) for our products. Since December 31, 2010 the Company’s selling price of wafers and modules has fallen from $0.88 per watt (“W”) and $1.85/W, respectively, to $0.22/W and $0.65/W in 2013, respectively.

•                  For the year ended December 31, 2013, we incurred an operating loss of $221,445,399.

•                  As of December 31, 2013, our current liabilities exceed our current assets by $506,174,499. While the Company had cash and cash equivalents of $86,772,678, it had short-term bank borrowings of $ 629,177,762 all due within one year and the current portion of long-term debt amounting to $43,918,386, which is not expected to be renewed.

These factors are mitigated by the following plans and actions:

•                  The Company has performed a review of its cash flow forecast for the twelve months ending December 31, 2014. The Company believes that its operating cash flow in 2014 will be positive. While management believes the forecast is based on reasonable assumptions include: the ASP of wafers and module is estimated to be approximately $0.22/W and $0.65/W, respectively, for the year ending December 31, 2014,  and the cost to produce of approximately $0,22/W and 0.61/W, respectively, for the year ending December 31, 2014, as a result of certain technology improvements.

•                  While there can be no assurance that the Company will be able to refinance its short-term bank borrowings as they become due, historically, the Company has renewed or rolled over most of its short-term bank loans upon the maturity date of the loans and has assumed it will continue to be able to do so. As of March 31, 2014, the Company successfully rolled-over $200 million short-term borrowings outstanding as of December 31, 2013.

•                  As of March 31, 2014, the Company has unused lines of credit of $117M, of which $92M is related to trade financing. Based on the Company’s historical experience, trade facilities funding request will be approved in the normal course provided that the Company submits the required supporting documentation and the amount is within the credit limit granted.

•                  In December 2013, the Company signed a Memorandum of Intent to sell three power station projects in Western China, with a total capacity of 60MW, to Jiangsu Akcome Solar Science & Technology Co., Ltd. on December 30, 2013, pursuant to which the share transfer agreement was subsequently entered into on January 3, 2014. The share transfer will generate positive cash inflow in 2014.

•                  In March 2014, the Company received non-binding letters of commitment from three banks to support their financing in the amount of $376.8 million, of which $159.2 million is related to short term loan and $217.6 million related to trade financing. Subsequent to receiving the commitments, the Company has obtained financing under the terms of the agreements. However, the non-binding letters of commitment from banks do not have a stated term, and may be withdrawn by the banks at their discretion.

Based on the above factors, management believes that adequate sources of liquidity will exist to fund the Company’s working capital and capital expenditures requirements, and to meet its short term debt obligations, other liabilities and commitments as they become due.

(b) Basis of consolidation

The consolidated financial statements include the financial statements of ReneSola and its subsidiaries. All inter-company transactions, balances and unrealized profits and losses have been eliminated on consolidation.

(c) Fair value measurement

The Company estimates fair value of financial assets and liabilities as the price that would be received from the sales of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants.

When available, the Company measures the fair value of financial instruments based on quoted market prices in active markets, valuation techniques that use observable market-based inputs or unobservable inputs that are corroborated by market data. When observable market prices are not readily available, the Company generally estimates the fair value using valuation techniques that rely on alternate market data or inputs that are generally less readily observable from objective sources and are estimated based on pertinent information available at the time of the applicable reporting periods. See Note 6, “Fair Value Measurements”, for further details.

(d) Use of estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting periods presented. Actual results could materially differ from these estimates. Significant accounting estimates which are susceptible to change as more information becomes available include allowances for doubtful receivables and advances to suppliers, lower of cost or market charges and other provisions for inventories, valuation of deferred tax assets, accruals of warranty costs, useful lives of property, plant and equipment and recoverability of the carrying value of long-lived assets and assets held-for-sale, impairment of goodwill and intangible assets, valuation of project assets.

(e) Cash and cash equivalents

Cash and cash equivalents represent cash on hand and held with banks, including demand deposits, which are unrestricted as to withdrawal and use, and which have original maturities of three months or less when purchased.

(f) Restricted cash

Restricted cash represents amounts held by banks, which are not available for the Company’s general use, as security for issuance of letters of credit, bank acceptance bills, bank borrowings and bank drafts. Upon maturity of the letters of credit and repayment of bank acceptance bills, bank borrowings and bank drafts which generally occur within one year, the deposits are released by the bank and become available for general use by the Company.

(g) Inventories

Inventories are stated at the lower of cost or market. Cost is determined by the weighted-average method for work-in-process and finished goods and by the first-in-first-out method for raw materials. Inventory costs comprise direct materials, direct labor and those overhead costs that have been incurred in bringing the inventories to their present location and condition.

Adjustments are recorded to write down the cost of obsolete and excess inventory to the estimated market value based on historical and forecast demand. The estimated market value is measured as the estimated selling price of each class of the inventories in the ordinary course of business less estimated costs of completion and disposal and normal profit margin.

The Company outsources portions of its manufacturing process, including cutting ingots into wafers, converting wafers into solar cells and converting solar cells or wafers into modules, to various third-party manufacturers. These outsourcing arrangements may or may not include transfer of title of the raw material inventory (ingots or wafers) sent to the third-party manufacturers.

For the outsourcing arrangements in which title does not transfer, the Company maintains such inventory on the Company’s balance sheet as raw materials inventory while it is in physical possession of the third-party manufacturer. Upon receipt of the processed inventory, it is reclassified as work-in-process inventory and the processing fees paid are capitalized as cost of inventory.

For those outsourcing arrangements in which title (including risk of loss) does transfer to the third-party manufacturer, the Company is contractually obligated to repurchase the processed inventory. To accomplish this, it enters into raw material sales agreements and processed inventory purchase agreements simultaneously with the third-party manufacturer. In such instances, where they are, in substance tolling arrangements, the Company retains the inventory in the consolidated balance sheets while it is in the physical possession of the third-party manufacturer. The cash received from the third-party manufacturer is recorded as a current liability on the balance sheet rather than revenue or deferred revenue. Upon receipt of the processed inventory, it is reclassified from raw materials to work-in-progress inventory and the processing fee paid to the third-party manufacturer is added to inventory cost. Cash payments for outsourcing arrangements which require prepayment for repurchase of the processed inventory are classified as current assets on the balance sheet. If there is no legal right of offset established by these arrangements, the associated assets and liabilities are presented separately on the balance sheet until the processed inventory is returned to the Company.

The Company provides solar wafer processing services on behalf of third parties who have their own polysilicon supplies. Under certain of these solar wafer processing service arrangements, the Company purchases raw materials from a customer and agrees to sell a specified quantity of solar wafers produced from such materials back to the same customer. The quantity of solar wafers sold back to the customer under these processing arrangements is consistent with the amount of raw materials purchased from the customer based on current production conversion rates. The Company records revenue from these processing transactions based on the amount received for solar wafers sold less the amount paid for the raw materials purchased from the customer. The revenue recognized is recorded as solar wafer processing revenue and the production costs incurred related to providing the processing services are recorded as solar wafer processing costs within cost of revenue.

The Company also provides module processing services on behalf of third parties who have their own cell supplies. Under certain of these module processing service arrangements, the Company purchases cells from a customer and agrees to sell a specified quantity of modules produced from such materials back to the same customer. The quantity of modules sold back to the customer under these processing arrangements is consistent with the amount of cells purchased from the customer based on current production conversion rates. The Company records revenue from these processing transactions based on the amount received for modules sold less the amount paid for the cells purchased from the customer. The revenue recognized is recorded as module processing revenue and the production costs incurred related to providing the processing services are recorded as module processing costs within cost of revenue.

On occasion, the Company enters into firm purchase commitments to acquire materials from its suppliers. A firm purchase commitment represents an agreement that specifies all significant terms, including the price and timing of the transactions, and includes a disincentive for nonperformance that is sufficiently large to make performance probable. This disincentive is generally in the form of a “take or pay” provision which requires the Company to pay for committed volumes regardless of whether the Company actually takes possession of the materials. The Company evaluates these agreements whenever market prices decrease such that the commitment price is significantly higher than market, if any, using a lower of cost or market approach consistent with that used to value inventory (see Note 4).

(h) Project assets

In 2012, the Company began entering into arrangements to develop commercial solar power systems (“project assets”) for sale upon their completion. Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to entering into a definitive sales agreement for the solar power project. These costs include modules, installation and other direct development costs.   When all of the criteria to recognize the sale as revenue have been met. the Company expenses project assets to cost of sales for each project asset is sold to a customer. The Company generally classifies project assets as current based on the nature of a solar power project and the estimated time required to complete all activities to sell a specific project.

If the period to complete a sale extends beyond one-year, the Company will not continue to report the project assets as current, and will reclassify them to property, plant and equipment, unless the delay in the period required to complete the sale is caused by events or circumstances beyond the Company’s control. As of December 31, 2013, the Company reclassified two project assets in Bulgaria to property, plant and equipment with the carrying value of $ 16,672,267.

Project assets consisted of the following at December 31, 2013:

	At December 31,
	2012		2013
Project assets - Module cost		$9,055,200		$11,303,056
Project assets - Development		$9,902,576		$11,075,075
Project assets - Others		$6,844,723		$11,794,748
Total project assets		$25,802,499		$34,172,879

Current portion		$25,802,499		$34,172,879
Noncurrent portion	$	nil	$	nil

Total liabilities (all non-current liabilities)		$4,698,269		$33,843,600

The Company reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. In determining whether or not the project assets are recoverable, the Company considers a number of factors, including changes in environmental, ecological, permitting, or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease.  If a project is not considered recoverable, the Company impairs the respective project assets and adjusts the carrying value to the estimated recoverable amount, with the resulting impairment recorded within operations. The Company did not recognize any impairment losses on project assets for the years ended December 31, 2012 and 2013, respectively.

(i) Investments

Investments in marketable equity securities are classified as trading, available-for-sale, or held-to-maturity. Investments classified as trading are reported at fair value with unrealized gains and losses included in earnings. Investments classified as available-for-sale are reported at fair value with unrealized gains and losses recorded in other comprehensive income. The cost of investments sold is determined by specific identification.

Investments are evaluated for impairment at the end of each period. Unrealized losses are recorded to other expenses when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (1) nature of the investment; (2) cause and duration of the impairment; (3) extent to which fair value is less than cost; (4) financial conditions and near term prospects of the issuers; and (5) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value.

The Company routinely reviews available-for-sale securities for other-than-temporary declines in fair value below the cost basis, and when events or changes in circumstances indicate the carrying value of an asset may not be recoverable, the security is written down to fair value. For the year ended December 31, 2011, the Company recorded other-than-temporary impairment loss on the only available-for-sale investment of $6,207,119, which represented full impairment of the asset.

(j) Advances to suppliers and advances for purchase of property, plant and equipment

In order to secure a stable supply of silicon materials and construction materials, the Company makes advance payments to suppliers for raw material supplies and advances for purchases of long-lived assets which are offset against future deliveries. Advances to suppliers for purchases expected within twelve months as of each balance sheet date are recorded as advances to suppliers in current assets and those associated with purchases expected over longer periods of time are recorded in non-current advance to suppliers. As of December 31, 2012 and 2013, advances to suppliers in current assets were $23,614,491 and $ 14,210,115, respectively, and non-current advances to suppliers for silicon raw material supplies were $5,928,000 and $ 5,627,400 respectively. Advances for property, plant and equipment are recorded in non-current assets and were $8,317,188 and $ 2,214,265 as of December 31, 2012 and 2013, respectively. The Company does not require collateral or other security against its advances to suppliers. As a result, the Company’s claims for such prepayments are unsecured, which exposes the Company to the suppliers’ credit risk. The Company performs ongoing credit evaluations of the financial condition of its suppliers.

As of December 31, 2012 and 2013, prepayments made to individual suppliers in excess of 10% of total advances and prepayments to raw material suppliers are as follows:

	At December 31,
	2012	2013
Supplier A	$17,625,438	$4,346,638
Supplier B	$5,928,000	$5,627,400

As of December 31, 2012 and 2013, advances for purchases of property, plant and equipment in excess of 10% of total advances and prepayments to equipment suppliers are as follows:

	At December 31,
	2012	2013
Supplier A	$2,182,950	$446,008
Supplier B	$2,020,512	—
Supplier C	*	$272,560
Supplier D	*	$271,734
Supplier E	*	$265,127

*: Less than 10%

(k) Business combination

The Company accounts for business acquisitions using the acquisition method of accounting and records intangible assets with finite and indefinite useful lives separate from goodwill. Intangible assets are recorded at their fair value based on estimates as at the date of acquisition. Goodwill is recorded as the residual amount of the purchase price less the fair value assigned to the individual assets acquired and liabilities assumed as the date of acquisition.

(l) Goodwill

Goodwill represents the excess of the purchase price of acquired businesses over the estimated fair value assigned to the individual assets acquired and liabilities assumed. The Company performs its annual impairment test at year end and an impairment test between scheduled annual tests if facts and circumstances indicate that it is more likely than not that the fair value of a reporting unit that has goodwill is less than its carrying value. The Company compares the fair value of a reporting unit to its carrying amount to determine if goodwill may be impaired. The Company estimates the fair value of a reporting unit using the discounted cash flow methodology. Significant management judgment is required in the forecasts of future operating results and discount rates that we use in the discounted cash flow method of valuation and in the selection of comparable businesses that we used in the market approach. If the fair value of a reporting unit is less than its carrying value, an impairment loss is recorded to the extent that the fair value of the goodwill is less than its carrying value. Fair values for reporting units are determined based on discounted cash flows, market multiples or appraised values.

During the third and the fourth quarter of 2012, as a result of the effects of weakening market conditions on the Company’s forecasts and a sustained, significant decline in the Company’s market capitalization to a level lower than its net book value, the Company concluded that impairment indicators existed and performed an impairment analysis. Based on the results of the analysis, the estimated fair value of the reporting unit was determined to be lower than the carrying amount. Accordingly, the Company performed the second step of the impairment test to determine the implied fair value of goodwill, which required the Company to allocate the fair value of the reporting unit determined in step one to all of the assets and liabilities, including any unrecognized intangible assets, of the reporting unit. The Company determined the implied fair value of goodwill was zero. As a result, the Company fully impaired all of its goodwill, resulting in an impairment charge of $6.2 million.  No goodwill impairment charges were recognized during the years ended December 31, 2011and 2013.

The carrying amount of goodwill included in the wafer and module segment, for the years ended December 31, 2012 and 2013, was as follows:

	At December 31,
	2012	2013
Beginning of the year	$5,646,522	$—
Goodwill impairment during the year	(6,160,545)	—
Foreign exchange effect	514,023	—
Closing balance	$—	$—

(m) Intangible Assets

Intangible assets acquired in a business combination and recognized separately from goodwill are initially recorded at their fair value at the acquisition date (which is regarded as their cost). Subsequent to initial recognition, intangible assets with indefinite useful lives that are acquired separately in a business combination are reported at cost less accumulated impairment losses. At the end of each reporting period, the Company reviews the carrying amount of its intangible assets to determine whether there is any indication that they have suffered an impairment loss. If such indication exists, fair value of the asset(s) is estimated in order to determine the extent of an impairment loss (if any). Based on the results of the analysis, the carrying amount of the intangible assets were lower than their fair value and an impairment loss of $3,764,464 was recognized during the year ended December 31, 2012. Intangible assets have been fully impaired as of December 31, 2012.

(n) Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed on a straight-line basis over the following estimated useful lives:

Buildings	40-50 years
Plant and machinery	10-25 years
Motor vehicles	4-5 years
Office equipment	3-5 years

Construction in progress represents mainly the construction of new facilities in ReneSola Zhejiang, ReneSola Jiangsu, Sichuan ReneSola, Sichuan Ruiyu. Costs incurred in the construction are capitalized and transferred to property, plant and equipment upon completion, at which time depreciation commences.

(o) Assets held-for-sale

Non-current assets and asset disposal groups are classified as held-for-sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable, the assets are available for immediate sale in their present condition and they are expected to qualify for recognition as a completed sale within one year from the date of classification. Non-current assets classified as held for sale are measured at lower of their carrying amount and fair value less costs to sell. In December 2013, the company had signed a Memorandum of Intent to sell  power stations  in Western China, the assets and liabilities of the subsidiaries has been classified as assets held for sale and liabilities held for sale as of December 31, 2013.   This transaction is subject to customary closing conditions and is expected to close in the course of 2014. Based on the Company’s expectation to continue sales activities with the disposal group after the transaction is completed, the disposal group has not been presented as a discontinued operation.  The disposal group did not have a material impact on the revenues or net income/(loss) for any of the periods presented.

The company’s assets held for sale are summarized below:

As December 31,
2013
Accounts receivable, net of allowances for doubtful accounts	$9,427,504
Prepaid expenses and other current assets	2,349,030
Deferred tax assets-current	5,325
Property, plant and equipment, net	109,583,265
Prepaid land use right	1,257,974
Other long-term assets	15,293
Total	$122,638,391

The company’s liabilities held for sale are summarized below:

As December 31,
2013
Short-term borrowings	$2,147,444
Accounts payable	34,296
Other current liabilities	11,436,750
Long-term borrowings	85,815,166
Total	$99,433,656

(p) Interest capitalization

The Company capitalizes interest costs as part of the costs of constructing certain assets during the period of time required to get the assets ready for their intended use. The Company capitalizes interest to the extent that expenditures to construct an asset have occurred and interest costs have been incurred.

(q) Prepaid land use right

Prepaid land use right represent payments made to obtain land use rights. Prepaid land use right is recognized as an expense on a straight-line basis over the lease period of 40-50 years.

Expenses recognized were $877,168, $1,080,099 and $1,086,685 for the years ended December 31, 2011, 2012 and 2013, respectively.

(r) Impairment of long-lived assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable or that the useful life is shorter than originally estimated. The Company assesses recoverability of the long-lived assets by comparing the carrying amount of the assets to the estimated future undiscounted cash flows expected to result from the use of the assets and their eventual disposition. The Company recognizes an impairment loss in the event the carrying amount exceeds the estimated future undiscounted cash flows attributable to such assets, measured as the difference between the carrying amount of the assets and the fair value of the impaired assets.

The Company determined that assets that were held-for-sale as of December 31, 2011 became fully impaired during the year ended December 31, 2012, when the counterpart to the sales contract for the mono-crystal furnaces reneged on the contractual arrangement. Given the Company’s inability to find another buyer, and its conclusion that the assets are obsolete with little to no scrap value, the carrying value of these assets, $6,437,716, was written down to zero and an impairment charge of $6,437,716 was recognized for the year ended December 31, 2012 (see Note 5).

At the end of September 2013, the Company concluded that its efforts to sufficiently reduce the cost of production, compared to the prevailing market price of polysilicon, were not successful. After conducting a further internal assessment the Company determined that it was no longer feasible to operate the Phase I facility without a loss and that the carrying amount of the asset was not recoverable and accordingly, recognized an impairment charge in its wafer segment. Production at the Phase I facility was permanently discontinued in October 2013. As result, the Company recognized a $194,694,559 impairment charge associated with these long-lived assets for the year ended December 31 2013. The impairment charge was recognized as the amount by which the carrying amount exceeded the fair value of the idled assets.  The fair value of the idled assets was estimated based on two market based analyses, including an assessment that general machinery that could be sold in the market,  based on second-hand market quotations and the specialized machines and associated facilities have scrap value associated with their metal components,  net of dismantling cost, freights, and relevant taxes. (see Note 5).

(s) Deferred convertible notes issuance costs

The issuance costs incurred in connection with the issuance of the Company’s Convertible Senior Notes due 2018 (“Notes”) in the amount of $7,156,101 were deferred and are being amortized on a straight-line basis, which approximates the effective interest rate method, from March 15, 2011, the date of issuance, to March 15, 2016, the earliest redemption date. The amortization, recorded in interest expense, was $784,456 and $784,456 for the year ended December 31, 2012 and 2013, respectively.

(t) Income taxes

Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits by applying enacted statutory tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities or the expected timing of their use when they do not relate to a specific asset or liability.

(u) Revenue recognition

The Company sells solar power products including virgin polysilicon, monocrystalline and multicrystalline solar wafers and PV cells and modules. The Company also enters into agreements to process silicon materials into silicon ingots and wafers, and  to process PV cells into modules for customers. The Company recognizes revenues when persuasive evidence of an arrangement exists, the products are delivered and title and risk of loss has passed to customers, the price to the buyer is fixed and determinable, and collectability is reasonably assured. Sales agreements typically contain customary product warranties but do not contain any post-shipment obligations nor any return or credit provisions.

A majority of the Company’s contracts provide that products are shipped under free on board (“FOB”) terms, cost, insurance and freight (“CIF”) terms or delivered duty unpaid (“DDU”) terms. Under FOB, the Company fulfills its obligation when the goods have passed over the ship’s rail at the named port of shipment. The customer bears all costs and risks of loss or damage to the goods from that point. Under CIF, the Company must pay the costs, insurance and freight necessary to bring the goods to the named port of destination, and bears the risk of loss or damage to the goods during transit. Under DDU, the Company is responsible for making a safe delivery of goods to a named destination, paying all transportation expenses but not the duty. The Company bears the risks and costs associated with supplying the good to the delivery location. The Company recognizes revenue when the title of goods and risk of loss or damage is transferred to the customers based on the terms of the sales contracts, and if the other recognition criteria are met.

In 2012, the Company commercially began developing and operating solar power projects which have generated electricity in China. Revenue from solar power projects that are held and used is recognized as revenue after the solar power plant is connected to the grid and as it generates electricity.

The Company also has been developing solar projects, referred to as project assets, with the intention to sell such project assets. The Company accounts for the project assets following the provisions of real estate accounting. Under the provisions of real estate accounting, the Company recognizes revenue and the corresponding costs once the sale is consummated, the buyer’s initial and any continuing investments are adequate, the resulting receivables are not subject to subordination and the Company has transferred the customary risk and rewards of ownership to the buyer. The Company has not recognized any revenue from sales of project assets in 2012 and 2013.

(v) Cost of revenues

Cost of revenues consists of production related costs including costs of silicon raw materials, consumables, direct labor, overhead costs, depreciation of plant and equipment, contractor and processing fees and warranty costs. Shipping and handling costs incurred on sale of products and included in sales and marketing expense were $9,058,534, $14,524,853 and $36,678,733  for the years ended December 31, 2011, 2012 and 2013, respectively.

(w) Research and development

Costs related to the design, formulation and testing of new products or process alternatives are included in research and development expenses. Research and development costs are expensed when incurred.

(x) Warranty costs

The Company’s solar modules are typically sold with 25 year warranties against specified declines in the initial minimum power generation capacity at the time of delivery. The Company also provides warranties for solar modules against defects in materials and workmanship for a period of five or ten years from the date of sale. Warranty cost is accrued at the point the related module revenue is recognized. Due to the limited solar module manufacturing history, the Company does not have a significant history of warranty claim. Cost of warranties is estimated based on an assessment of the Company’s and competitors’ accrual history, industry-standard testing, estimates of failure rates from quality review and other assumptions that are considered to be reasonable under the circumstances. Actual warranty costs are accumulated and charged against accrued warranty liability. To the extent that actual warranty cost differs from the estimates, the Company will prospectively revise the accrual rate. As such estimates are subjective, the Company will continue to analyze its claim history and the performance of its products and compare against its competitors, industry data for warranty claims, and other assumptions, such as academic research, to determine whether its accrual is adequate. The Company has adopted a warranty accrual rate of 1.0% of PV module revenues, based on its assessment of industry norms which also represents the Company’s best estimate to date. Should it begin to experience warranty claims differing from its accrual rate, the Company would prospectively revise the warranty accrual rate. The Company revised downward the estimated cost to satisfy the Company’s outstanding product warranty by $7,787,834 for the year ended December 31, 2012, attributable primarily to decreases in the average selling prices (“ASPs”) for solar modules, a primary input into the estimated costs of the Company’s warranty policy.

(y) Government grants

Government grants received by the Company consist of unrestricted grants and subsidies and restricted grants. Depending upon the nature of grant, government grants are recognized as either directly in other operating income or as deferred subsidies first and amortized into the other income.

The Company recorded $4,305,347, $4,287,891 and $4,297,693 government grants for the years ended December 31, 2011, 2012 and 2013 in other operating income, respectively. Government grants related to property, plant and equipment are recorded as deferred subsidies and are amortized on a straight-line basis over the useful life of associated assets. The Company received government grants related to property, plant and equipment and land use right of $7,132,358, $1,458,283 and $16,819,424 during the years ended December 31, 2011, 2012 and 2013, respectively.  The deferred government grants as of December 31, 2012 and 2013 were $27,311,528 and $44,150,492, respectively, included in deferred subsidies and other in the consolidated balance sheets. The Company amortized the deferred grants in the amount of $628,133, $808,089 and $988,312 into other operating income for the years ended December 31, 2011, 2012 and 2013, respectively.

(z) Other operating expense (income)

Other operating expense (income) primarily consists of gains or losses on disposal of fixed assets and land use right, subsidies received from the government, and forfeitures of advances from customers.

(aa) Foreign currency

The functional currency of ReneSola Ltd is the United States Dollar (“U.S. dollar”). The functional currency of ReneSola’s subsidiaries in the PRC is Renminbi (“RMB”). The functional currency of ReneSola America, ReneSola Singapore and Renesola Panama is the U.S. dollar, the functional currency of ReneSola Germany, ReneSola New Energy, NOVE and MG is Euro, the functional currency of LUCAS and ECOSFER is Leu, the functional currency of ReneSola Australia is AUD, the functional currency of ReneSola Japan is JPY, the functional currency of ReneSola India is Rupee , the functional currency of Lucas Korea and Ecosfer Korea is Won, the functional currency of Renesola Zagreb is Kuna, the functional currency of ReneSola UK is Pound, the functional currency of Renesola South Africa is ZAR.

Foreign currency transactions have been translated into the functional currency at the exchange rates prevailing on the date of transactions. Foreign currency denominated monetary assets and liabilities are translated into the functional currency at exchange rates prevailing on the balance sheet date. Exchange gains and losses have been included in determination of net income.

The Company has chosen the U.S. dollar as its reporting currency. Assets and liabilities have been translated using exchange rates prevailing on the balance sheet date. Income statement items have been translated using the weighted average exchange rate for the year. Translation adjustments have been reported as a component of other comprehensive income in the statement of comprehensive income.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company’s cash and cash equivalents denominated in RMB amounted to RMB 421,256,247($67,616,261) and RMB 245,149,128 ($40,495,694) at December 31, 2012 and 2013, respectively. And the Company’s restricted cash denominated in RMB amounted to RMB 1,004,827,282($161,285,832) and RMB 1,492,476,591 ($ 246,539,223) at December 31, 2012 and 2013, respectively.

(ab) Fair value of financial instruments

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (also referred to as an exit price). The Company utilizes a hierarchy for inputs used in measuring fair value that gives the highest priority to observable inputs and the lowest priority to unobservable inputs. Valuation techniques used to measure fair value shall maximize the use of observable inputs.

When available, the Company measures the fair value of financial instruments based on quoted market prices in active markets, valuation techniques that use observable market-based inputs or unobservable inputs that are corroborated by market data. Pricing information the Company obtains from third parties is internally validated for reasonableness prior to use in the consolidated financial statements. When observable market prices are not readily available, the Company generally estimates the fair value using valuation techniques that rely on alternate market data or inputs that are generally less readily observable from objective sources and are estimated based on pertinent information available at the time of the applicable reporting periods. In certain cases, fair values are not subject to precise quantification or verification and may fluctuate as economic and market factors vary and the Company’s evaluation of those factors changes. Although the Company uses its best judgment in estimating the fair value of these financial instruments, there are inherent limitations in any estimation technique. In these cases, a minor change in an assumption could result in a significant change in its estimate of fair value, thereby increasing or decreasing the amounts of the Company’s consolidated assets, liabilities, equity and net income or loss. See Note 6, “Fair Value Measurements”, for further details.

(ac) Derivative financial instruments

The Company uses foreign exchange forward contracts to hedge the foreign currency exchange risk inherent in the future cash flows associated with forecasted sales denominated in foreign currencies, mainly in U.S. Dollar or Euro.

The Company accounts for these forward contracts as derivative instruments and recognizes all derivative instruments as either assets or liabilities at fair value in other financial assets or other financial liabilities in the consolidated balance sheets. The Company does not offset the carrying amounts of derivatives with the same counterparty.

In 2010, the Company began to employ foreign currency cash flow hedge accounting with respect to certain foreign-currency forward exchange contracts that the company entered into to hedge potential changes in the cash flow of forecasted foreign currency denominated sales transactions within the next two years attributable to changes in foreign currency exchange rates. When the designed hedging relationships are highly effective, the effective portion of gain or loss on the designated derivative instruments is recorded in accumulated other comprehensive income, net of tax, until the underlying hedged transaction is recognized in the consolidated income statements. The ineffective portion of cash flow hedges, if any, is recognized in income immediately. The effectiveness of designated hedging relationships is tested and documented on a quarterly basis. In the fourth quarter of 2011, as the hedged sales transactions were determined to no longer be  probable of occurrence as the contract was under re-negotiation and would likely be terminated, the cash flow hedge accounting was discontinued and accordingly, the entire balance in accumulated other comprehensive income was reclassified into net gain (loss) on derivative instruments. The net change associated with hedging transaction was ($1,236,306) in the year ended December 31, 2011. No derivative instruments qualified to be accounted for as cash flow hedges during the year ended December 31, 2012 and 2013, respectively.

The loss from change in fair value of derivatives, which qualified for cash flow hedge accounting, reported in accumulated other comprehensive income was $1,236,306, $nil, and $nil, in the years ended December 31, 2011, 2012 and 2013, respectively. Of these amounts, $1,164,711, $nil, and $nil were reclassified into revenue upon realization of the hedged transactions in the end years ended December 31, 2011, 2012 and 2013, respectively. As a result of designed hedging relationship becoming ineffective in the fourth quarter of 2011, the balance of $785,092 recorded in accumulated other comprehensive income was reclassified into net gain (loss) on derivatives.

The Company’s other derivative instruments do not qualify for hedge accounting. Accordingly, gains or losses resulting from changes in the values of those derivative instruments are recognized as (gain) loss on derivatives, net, in the consolidated income statement.

Net (gains) losses on derivative instruments from foreign currency forward exchange contracts were $15,296,530, $53,945 and ($535,451), in the years ended December 31, 2011, 2012 and 2013, respectively. As of December 31, 2013, the Company has outstanding foreign exchange forward contracts with a total notional amount of $232,019,591.

As of December 31, 2012, the Company has $660,463 in current derivative assets, $nil in non-current derivative assets, $975,053 in current derivative liabilities, and $nil in non-current derivative liabilities in total. As of December 31, 2013, the Company has $1,502,578 in current derivative assets, $nil in non-current derivative assets, $ 1,463,252 in current derivative liabilities, and $nil in non-current derivative liabilities in total.

(ad) Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing income attributable to holders of common shares by the weighted average number of common shares outstanding during the year. Diluted earnings (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares.

In 2011, the Company issued 40,000 ordinary shares to its share depository bank which will be used to settle stock option awards upon their exercise. No consideration was received by the Company for this issuance of ordinary shares.  These ordinary shares are legally issued but are treated as escrowed shares for accounting purposes and therefore, have been excluded from the computation of earnings per share. Any ordinary shares not used in the settlement of stock option awards will be returned to the Company. No additional ordinary shares were issued in 2012.

In 2013, the Company issued 31,000,000 ordinary shares to its share depository bank which will be used to settle stock option awards upon their exercise. Besides this, 1,000,000 ordinary shares are legally issued but are treated as escrowed shares for accounting purposes and therefore, have been excluded from the computation of earnings per share. Any ordinary shares not used in the settlement of stock option awards will be returned to the Company.

(ae) Share-based compensation

The Company recognizes expenses for services received in exchange for awards of equity instruments based on the grant-date fair value of the award as determined by the Black-Scholes option pricing model, net of estimated forfeitures. The estimated compensation cost is recognized ratably over the period the grantee is required to provide services per the conditions of the award.  See Note 12, “Share Based Compensation”, for further details.

(af) Comprehensive income (loss)

Comprehensive income is the change in equity during a period from transactions and other events and circumstances from non-shareholder sources. Components of the Company’s comprehensive income include net income, foreign currency translation adjustments. As of December 31, 2012 and 2013, accumulated other comprehensive income was comprised entirely of foreign currency translation adjustments.

(ag) Treasury Stock

On August 20, 2011, the Company’s Board of Directors authorized the Company to repurchase up to $100 million in aggregate value of its outstanding ordinary shares through open market or private transactions during the six months period ending in February, 2012, depending on market condition. On September 6, 2011 and September 9, 2011, the Company repurchased 309,924 and 335,500 ADSs, respectively, on the open market at a price of $3.0614 and $2.9271, respectively, for a total purchase price of $1,943,822. The Company has legal title to the shares, and no other party has the voting rights associated with these shares.

The Company canceled all of the treasury stock on February 29, 2012.

(ah) Concentrations of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable and advances to suppliers and related parties. The Company places its cash and cash equivalents with financial institutions with high-credit ratings and quality. The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful receivables mainly based on the age of receivables and factors surrounding the credit risk of specific customers. The Company performs ongoing credit evaluations of the suppliers’ financial conditions. The Company generally does not require collateral or other security against such suppliers; however, it maintains a reserve for potential credit losses. Such losses have historically been within management’s expectations.

(ai) Recently issued accounting pronouncements

In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. ASU 2013-02 requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. ASU 2013-02 is effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2012. The Company adopted the new guidance in the first quarter of 2013. The adoption did not have a material impact on the Company’s consolidated financial statements and related disclosure.

In July 2013, the FASB issued ASU 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. ASU 2013-11 requires an unrecognized tax benefit, or a portion of an unrecognized tax benefit, to be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. ASU 2013-11 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. The new standard is to be applied prospectively but retrospective application is permitted. The implementation will not have a material impact on the Company’s consolidated financial statements or related disclosure.